Exhibit 20.1

------------------------------------------------------------------------------
                    DILLARD CREDIT CARD MASTER TRUST I
------------------------------------------------------------------------------

                 Dillard Asset Funding Company, Transferor
                      Dillard National Bank, Servicer

                             Series 2000-1


Monthly Series 2000-1 Certificateholders' Statement


          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month November 2002

5.2(a)(i)     on an aggregate basis:

                   Class A Monthly Principal                                                             0.00

                   Class B Monthly Principal                                                             0.00

              per $1,000 original principal amount per Certificate:

                   Class A Monthly Principal                                                             0.00

                   Class B Monthly Principal                                                             0.00

5.2(a)(ii)    on an aggregate basis:

                   Class A Monthly Interest                                                        284,381.94

                   Class B Monthly Interest                                                              0.00

              per $1,000 original principal amount per Certificate:

                    Class A Monthly Interest                                                             1.42

                    Class B Monthly Interest                                                             0.00



                                      1

5.2(a)(iii)   Collections of Principal Receivables allocated to Class A                         16,385,542.17

              Collections of Principal Receivables allocated to Class B                          8,362,559.99

5.2(a)(iv)    Collections of Finance Charge Receivables allocated to Class A                     3,648,265.83

              Collections of Finance Charge Receivables allocated to Class B                     1,089,741.75

5.2(a)(v)     Principal Receivables (beginning of month)                                     1,265,799,071.22
                    Gross Credit Sales                                                         252,645,005.18
                    Principal Payments                                                        (177,189,062.57)
                    Returns                                                                    (32,713,516.86)
                    Principal Defaults                                                         (10,155,442.32)
                    Ineligible Principal Receivables                                                     0.00
                    Actual Misc. Adjustments                                                             0.00

              Principal Receivables (end of month)                                           1,298,386,054.65

              Total Portfolio Recoveries
                    Gross Recoveries                                                             1,514,168.54
                    Recoveries Net of Expenses                                                     927,968.59

              Total Portfolio Finance Charge Collections
                    Finance Charge Collections                                                  22,161,888.93
                    Finance Charge Collections with Recoveries                                  23,089,857.52

              Investor Interest                                                                259,740,260.00

              Adjusted Investor Interest                                                       259,740,260.00

                    Class A Investor Interest                                                  200,000,000.00

                    Class A Adjusted Investor Interest                                         200,000,000.00

                    Class B Investor Interest                                                   59,740,260.00

              Floating Investor Percentage                                                             20.52%

                    Class A Floating Allocation                                                        77.00%

                    Class B Floating Allocation                                                        23.00%

              Fixed Investor Percentage                                                                   N/A

                    Class A Fixed Allocation                                                              N/A

                    Class B Fixed Allocation                                                              N/A


                                      2

5.2(a)(vi)    Delinquent Accounts

                    30-59 Days Delinquent                                                       52,243,044.00

                    60-89 Days Delinquent                                                       19,224,444.00

                    90 + Days Delinquent                                                        36,065,283.00

5.2(a)(vii)   Aggregate Investor Default Amount                                                  2,083,883.05

                    Class A Investor Default Amount                                              1,604,589.95

                    Class B Investor Default Amount                                                479,293.10

5.2(a)(viii)  on an aggregate basis:

                    Class A Investor Charge-Offs                                                         0.00

                    Class B Investor Charge-Offs                                                         0.00

              per $1,000 original principal amount per Certificate:

                    Class A Investor Charge-Offs                                                         0.00

                    Class B Investor Charge-Offs                                                         0.00

5.2(a)(ix)    on an aggregate basis:

                    Class A Investor Charge-Offs reimbursed                                              0.00

                    Class B Investor Charge-Offs reimbursed                                              0.00

              per $1,000 original principal amount per Certificate:

                    Class A Investor Charge-Offs reimbursed                                              0.00

                    Class B Investor Charge-Offs reimbursed                                              0.00

5.2(a)(x)     on an aggregate basis:

                    Class A Servicing Fee                                                          333,333.33

                    Class B Servicing Fee                                                                0.00

5.2(a)(xi)    Portfolio Yield                                                                          12.26%

5.2(a)(xii)   Reallocated Class B Principal Collections                                                  0.00

                                      3


5.2(a)(xiii)  Class B Investor Interest                                                         59,740,260.00

5.2(a)(xiv)   LIBOR for Interest Period                                                              1.38125%

5.2(a)(xv)    Principal Funding Account Balance                                                          0.00

5.2(a)(xvi)   Accumulation Shortfall                                                                     0.00

5.2(a)(xvii)  Principal Funding Account Investment Proceeds                                              0.00

5.2(a)(xviii) Principal Funding Investment Shortfall                                                     0.00

5.2(a)(xix)   on an aggregate basis:

                    Class A Available Funds                                                      3,648,265.83

5.2(a)(xx)    Class A Certificate Rate                                                               1.65125%

              Other items

                    Number of Accounts (beginning of month)                                         2,357,054
                    Number of Accounts (end of month)                                               2,284,416

                    Collateral Performance

                          Total Payment Rate                                                           15.82%

                          Portfolio Yield (Gross)                                                      21.89%

                          Excess Spread (current month)*                                                9.41%
                          Excess Spread (previous month)                                                9.91%
                          Excess Spread (2 months previous)                                            10.31%
                          -----------------------------------------------------------------------------------
                          Excess Spread (3 month rolling Average)                                       9.88%

                          * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month.
                          Spread to Base Rate assumes coupon and servicing fee are
                          allocated based upon the entire invested amount.

                                      4


                          Defaults                                                                      9.63%

                          30-59 Days Delinquent                                                         4.13%
                          60-89 Days Delinquent                                                         1.52%
                          90 + Days Delinquent                                                          2.85%
                          -----------------------------------------------------------------------------------
                          Total Delinquent                                                              8.50%

                          Principal Payment Rate                                                       14.00%

                          Pool Balance in $MM (end of month)                                            1,298

                          Seller Percent                                                               51.07%

                    Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                          Net Portfolio Yield (current month, net of Charge-offs)                      12.26%
                          Net Portfolio Yield (previous month)                                         13.10%
                          Net Portfolio Yield (2 months previous)                                      13.41%
                          -----------------------------------------------------------------------------------
                          Net Portfolio Yield (3 month rolling average)                                12.92%

                          Base Rate (current month)                                                     3.71%
                          Base Rate (previous month)                                                    4.14%
                          Base Rate (2 months previous)                                                 4.02%
                          -----------------------------------------------------------------------------------
                          Base Rate (3 month rolling average)                                           3.96%

                          Spread to Base Rate (current month)                                           8.56%
                          Spread to Base Rate (previous month)                                          8.96%
                          Spread to Base Rate (2 months previous)                                       9.39%
                          -----------------------------------------------------------------------------------
                          Spread to Base Rate (3 month rolling average)                                 8.97%

                          Base Rate > Portfolio Yield (3 month rolling average)                            No




                                         Dillard National Bank
                                         as Servicer


                                    By:  ____________________________________
                                         Title:  Cashier

DNB Servicer Report                                              Series 2002-2



------------------------------------------------------------------------------
                   DILLARD CREDIT CARD MASTER TRUST I
------------------------------------------------------------------------------


               Dillard Asset Funding Company, Transferor
                     Dillard National Bank, Servicer

                             Series 2002-2


Monthly Series 2002-2 Certificateholders' Statement


          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


For the Period October 6 - November 30, 2002


                                                                  Class A        Class B          Class C              Total


           Section 5.2 - Supplement

(a) (i)    Monthly Principal Distributed                                    -               -               -                   -

(a) (ii)   Monthly Interest Distributed per $1,000                       7.39               -               -                7.39
                        Deficiency Amounts                                  -               -               -                   -
                        Additional Interest                                 -               -               -                   -
                        Accrued and Unpaid Interest                         -               -               -                   -

(a) (iii)  Collections of Principal Receivables                 63,406,048.24    5,317,865.27   13,090,342.25       81,814,255.75

(a) (iv)   Collections of Finance Charge Receivables             6,519,790.70      546,814.85    1,346,027.61        8,412,633.15

(a) (v)    Aggregate Amount of Principal Receivables           203,372,753.63   17,056,872.85   41,986,829.69      262,416,456.17
                           Investor Interest                   200,000,000.00   16,774,000.00   41,290,516.00      258,064,516.00
                           Adjusted Interest                   200,000,000.00   16,774,000.00   41,290,516.00      258,064,516.00
                       Floating Investor Percentage                     15.66%           1.31%           3.23%              20.21%
                       Fixed Investor Percentage                     N/A             N/A             N/A                N/A

(a) (vi)   Receivables Delinquent (As % of Total Receivables)
                        Current                 91.72%                                                           1,190,853,283.65
                        30 to 59 days            4.02%                                                              52,243,044.00
                        60 to 89 days            1.48%                                                              19,224,444.00
                        90 or more days          2.78%                                                              36,065,283.00
                        Total Receivables                                                                        1,298,386,054.65


(a) (vii)  Investor Default Amount per $ 1,000                          13.61            1.14            2.81               17.57

(a) (viii) Investor Charge-Offs                                      N/A             N/A             N/A                 N/A

(a) (ix)   Reimbursed Investor Charge-Offs                           N/A             N/A             N/A                 N/A


DNB Servicer Report                                              Series 2002-2


                                                                  Class A        Class B           Class C              Total




(a) (x)    Servicing Fee                                           777,777.78       65,232.22      160,574.23        1,003,584.23

(a) (xi)   Portfolio Yield                                                                                                   9.76%

(a) (xii)  Reallocated Monthly Principal                                    -               -               -                   -

(a) (xiii) Closing Investor Interest                           200,000,000.00   16,774,000.00   41,290,516.00      258,064,516.00

(a) (xiv)  Principal Funding Account Balance                                                                                    -

(a) (xv)   Accumulation Shortfall                                                                                               -

(a) (xvi)  Principal Funding Investment Proceeds                                                                                -

(a) (xvii) Principal Investment Funding Shortfall                                                                               -

(a) (xviii)Available Funds                                       6,519,790.70      546,814.85    1,346,027.61        8,412,633.15

(a) (xix)  Certificate Rate                                              3.80%           0.00%           0.00%


           Additional Information


           Principal Receivables - (Total Trust Pool)
           Beginning Balance - 10/06/2002                                                                         1,276,853,493.36
           Credit Purchases                                                                                         417,881,956.79
           Credit Returns                                                                                           (56,546,126.02)
           Collections                                                                                             (362,253,280.57)
           Finance Chgs & Late Fees                                                                                  43,445,535.85
           Charge-offs                                                                                              (20,995,524.76)
           Accounts Purchased / Sold                                                                                             -
                                                                                                                 -----------------
           Ending Balance - 11/30/2002                                                                            1,298,386,054.65
                                                                                                                 =================

           Total Interest to be Distributed                                                                           1,477,777.78
                                                                                                                 =================



           Dillard National Bank, as Servicer


           By:
                -------------------------
                James P. Turk
                Cashier

------------------------------------------------------------------------------
                    DILLARD CREDIT CARD MASTER TRUST I
------------------------------------------------------------------------------


                 Dillard Asset Funding Company, Transferor
                     Dillard National Bank, Servicer

                              Series 2002-2


Monthly Series 2002-2 Certificateholders' Statement


          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


For Month November 2002



                                                             Class A         Class B          Class C           Total        Amount


Section 5.2 - Supplement

Investor Interest                                       200,000,000.00    16,774,000.00   41,290,516.00      258,064,516.00

Investor Percentage                                              15.66%            1.31%           3.23%              20.21%

1. Monthly Principal Distributed                                     -                -               -                   -
2. Monthly Interest Distributed                           1,477,777.78                -               -        1,477,777.78
           Deficiency Amounts                                        -                -               -                   -
           Additional Interest                                       -                -               -                   -
           Accrued and Unpaid Interest                               -                -               -                   -

3. Collections of Principal Receivables                  63,406,048.24     5,317,865.27    13,090,342.25     404,801,170.97
4. Collections of Finance Charge Receivables              6,519,790.70       546,814.85     1,346,027.61      41,624,087.64
5. Aggregate Amount of Principal Receivables            203,372,753.63    17,056,872.85    41,986,829.69   1,298,386,054.65
                       Investor Interest                200,000,000.00    16,774,000.00    41,290,516.00     258,064,516.00
                       Adjusted Interest                200,000,000.00    16,774,000.00    41,290,516.00     258,064,516.00
           Floating Investor Percentage                          15.66%            1.31%            3.23%             20.21%
           Fixed Investor Percentage                         N/A               N/A              N/A                N/A
6. Receivables Delinquent (As % of Total Receivables)
                       Current                                                                            $1,190,853,283.65
                       30 to 59 days                                                                          52,243,044.00
                       60 to 89 days                                                                          19,224,444.00
                       90 or more days                                                                        36,065,283.00
                       Total Receivables                                                                  $1,298,386,054.65
7. Investor Default Amount                                2,722,875.66       228,367.58       562,144.70      17,383,566.47
8. Investor Charge-Offs                                      N/A               N/A               N/A                N/A
9. Reimbursed Investor Charge-Offs                           N/A               N/A               N/A                N/A
10. Servicing Fee                                           777,777.78        65,232.22       160,574.23       1,003,584.23
11. Portfolio Yield                                                                                                    9.76%
12. Reallocated Monthly Principal                                                                                         -
13. Closing Investor Interest                           200,000,000.00    16,774,000.00    41,290,516.00     258,064,516.00
14. Principal Funding Account Balance                                                                                     -
15. Accumulation Shortfall                                                                                                -
16. Principal Funding Investment Proceeds                                                                                 -
17. Principal Investment Funding Shortfall                                                                                -
18. Available Funds                                       6,519,790.70       546,814.85     1,346,027.61       8,412,633.15
19. Certificate Rate                                             0.038                0                0



Beg. Balance - 10/01/02                                                                                    1,276,853,493.36
Credit Purchases                                                                                            $417,881,956.79
Credit Returns                                                                                              ($56,546,126.02)
Collections                                                                                                ($362,253,280.57)
Finance Chgs & Late Fees                                                                                     $43,445,535.85
Charge-offs                                                                                                 ($20,995,524.76)
Accounts Purchased / Sold                                                                                 -----------------
Ending Balance                                                                                            $1,298,386,054.65
                                                                                                          =================

Memo Credit Reporting (net)

Beginning Balances                                                                                         1,276,853,493.36
Net Purchases                                                                                                369,593,970.70
Finance Charges                                                                                               32,368,315.26
Late Fees                                                                                                      7,465,262.30
Recoveries                                                                                                     2,714,312.84
Payments                                                                                                    (364,967,593.41)
Employee Discounts                                                                                            (8,258,139.93)
Possible Charge Off Accounts                                                                                              -
Charge Off Accounts                                                                                          (10,893,019.14)
Bankruptcy, Fraud, Etc.                                                                                       (6,490,547.33)
                                                                                                         ------------------
Ending Balance                                                                                             1,298,386,054.65
                                                                                                         ==================


Defaults                                                                                                    ($17,383,566.47)
                                                                                                         ==================

Finance Charge Collections                                                                                    39,833,577.56
                                                                                                         ==================

Recoveries                                                                                                     2,714,312.84
Less: Costs of Collection                                                                                        923,802.76
                                                                                                         ------------------
                                                                                                               1,790,510.08
                                                                                                         ==================

Finance Charge Collections plus Recoveries                                                                    41,624,087.64
                                                                                                         ==================

Dillards
Daily Accounts Receivable Reconciliation
Oct 7 - Nov 30, 2002

Calendar                                                                                     10/1 ~ 10/6
                                 October          November          Combined            DNB - LA      DNB - AZ

CMS Balance:               1,288,650,386.90  1,265,799,071.22   1,288,650,386.90                                  1,276,853,493.36
Prior

Finance Charges -
   billing                    19,073,474.91     19,440,292.25      38,513,767.16       670,302.66    3,883,371.05    33,960,093.45
Credit Life Insurance              6,494.84          7,133.22          13,628.06         1,822.01              -         11,806.05
Property Insurance               252,143.88        265,871.78         518,015.66         9,643.79       59,807.91       448,563.96
Charge offs - billing        (11,918,895.98)   (12,303,636.38)    (24,222,532.36)     (299,236.58)  (2,927,771.02)  (20,995,524.76)
Small Balance W/O                 (3,684.52)        (4,058.05)         (7,742.57)         (164.32)        (749.70)       (6,828.55)
Billed Amounts =>              7,409,533.13      7,405,602.82      14,815,135.95       382,367.56    1,014,658.24    13,418,110.15

Purchases                    174,313,986.20    219,204,676.17     393,518,662.37     4,241,537.82   29,188,301.51   360,088,823.04
Finance Chgs - posting           (83,711.64)       (74,907.05)       (158,618.69)       (1,114.54)     (14,849.54)     (142,654.61)
Credit Life Insurance                 (0.87)            (1.81)             (2.68)               -               -            (2.68)
Property Insurance                (5,500.28)        (5,569.94)        (11,070.22)          (57.10)        (796.62)      (10,216.50)
Balance Transfer                (227,339.74)      (156,181.93)       (383,521.67)       (5,010.05)     (26,951.21)     (351,560.41)
Credit Balance Refunds           526,837.47        519,131.57       1,045,969.04        13,029.17       81,350.53       951,589.34
Legal and Agency Fees                     -                 -                  -                -               -                -
Late Payment Charge            5,819,109.33      4,948,755.84      10,767,865.17       141,909.75      991,029.86     9,634,925.56
NSF Check Charges                 82,883.45         64,476.00         147,359.45         2,025.00       16,406.50       128,927.95
Refinanced Balances               35,946.76         31,953.26          67,900.02                -               -        67,900.02
Total Charges =>             180,462,210.68    224,532,332.11     404,994,542.79     4,392,320.05   30,234,491.03   370,367,731.71

Downpayments                  (2,048,954.93)    (2,441,740.43)     (4,490,695.36)      (48,565.17)    (336,896.27)   (4,105,233.92)
Cash Collections            (208,674,104.56)  (196,909,211.07)   (405,583,315.63)   (6,405,665.00) (41,029,603.98) (358,148,046.65)
Total Payments =>           (210,723,059.49)  (199,350,951.50)   (410,074,010.99)   (6,454,230.17) (41,366,500.25) (362,253,280.57)

Net Change for Day           (30,260,848.81)    25,181,380.61      (5,079,468.20)   (2,061,910.12) (11,132,009.22)    8,114,451.14

CMS Ending Balance         1,265,799,071.22  1,298,386,054.65   1,298,386,054.65                                  1,298,386,054.65

General Ledger:

Beginning Balance          1,927,329,109.05  1,915,082,690.60
P & L account                638,639,995.50    649,249,654.67
Non P & L                  1,288,689,113.55  1,265,833,035.93

Activity:
Insurance Charged                 23,322.57         22,466.67          45,789.24         6,274.22               -        39,515.02
ADJ Late Fees                   (594,191.67)      (580,637.44)     (1,174,829.11)      (18,340.25)    (110,470.14)   (1,046,018.72)
Late Fees Charged              6,413,301.00      5,529,393.28      11,942,694.28       160,250.00    1,101,500.00    10,680,944.28
DNB Charges                  206,313,185.26    257,561,038.03     463,874,223.29     4,978,695.00   34,651,738.16   424,243,790.13
DNB Credits                  (29,465,240.83)   (32,713,516.86)    (62,178,757.69)     (728,919.74)  (4,903,711.93)  (56,546,126.02)
DNB Payments                 (70,979,724.52)   (73,991,346.85)   (144,971,071.37)   (2,179,852.52) (13,865,615.64) (128,925,603.21)
Mail Payments               (139,095,357.57)  (124,582,550.75)   (263,677,908.32)   (4,264,916.06) (27,411,077.41) (232,001,914.85)
Service Charges DNB           19,225,721.59     19,600,827.43      38,826,549.02       672,763.01    3,930,792.79    34,222,993.22
Tax on MS Fin Chgs                29,623.56         30,348.57          59,972.13         2,739.51        2,816.84        54,415.78
Employee Discounts            (2,833,451.60)    (6,017,496.15)     (8,850,947.75)       (8,933.77)    (583,874.05)   (8,258,139.93)
Jounal Entry                  (1,283,606.24)    (1,315,872.44)     (2,599,478.68)      (26,716.89)    (276,170.29)   (2,296,591.50)
Reqested Total =>            (12,246,418.45)    43,542,653.49      31,296,235.04    (1,406,957.49)  (7,464,071.67)   40,167,264.20

Ending Balance             1,915,082,690.60  1,958,625,344.09
P & L Account                649,249,654.67    660,278,778.42
Non P & L                  1,265,833,035.93  1,298,346,565.67

Adjustments:
Opening Diff. Terms
   Change transfers                       -                 -
Terms change balance
   transfers                              -                 -
DNB Charges (P&L)                         -                 -
DNB Credits (P&L)                         -                 -
DNB PMTs (P&L)                       956.00                 -
Mail PMTs (P&L)                           -                 -
P & L Change for Day
   less write-offs                        -                 -
P&L Folder                                -                 -
Batch Entries & pmt
   processing                             -                 -
P/R W/E today                             -                 -
Miscellaneous Jes                         -                 -
Mail Pmts Today                           -                 -
Mail Pmts Yesterday                       -                 -
Finance chgs - GL today
   or CMS today                           -                 -
Finance chgs - GL yesterday               -                 -
MTD Adjustments yesterday                 -                 -
Total Adjustments                    956.00                 -


Adjusted GL                1,265,833,991.93  1,298,346,565.67

CMS Report (Posting)       1,265,799,071.22  1,298,386,054.65

Difference  - Each Day            34,920.71        (39,488.98)


Additional Information:

Recoveries                    $1,519,658.52      1,514,168.54      $3,033,827.06        29,567.36       289946.86     2,714,312.84
                           ================

Bankruptcies                  $3,414,273.47      3,692,840.40      $7,107,113.87        95,455.63       521110.91     6,490,547.33
                           ================


Trust Reporting

Beg. Balance - 10/01/02    1,288,650,386.90  1,265,799,071.22   1,288,650,386.90                                  1,276,853,493.36
Credit Purchases             204,450,692.54    252,645,005.18    $457,095,697.72    $4,991,910.38  $34,221,830.55  $417,881,956.79
Credit Returns               (29,465,240.83)   (32,713,516.86)   ($62,178,757.69)    ($728,919.74) ($4,903,711.93) ($56,546,126.02)
Collections                 (210,723,059.49)  (199,350,951.50)  ($410,074,010.99)  ($6,454,230.17)($41,366,500.25)($362,253,280.57)
Finance Chgs & Late Fees      24,805,188.08     24,310,082.99     $49,115,271.07      $810,933.55   $4,858,801.67   $43,445,535.85
Charge-offs                  (11,918,895.98)   (12,303,636.38)   ($24,222,532.36)    ($299,236.58) ($2,927,771.02) ($20,995,524.76)
Accounts Purchased / Sold
                                                               -----------------                                 -----------------
Ending Balance             1,265,799,071.22  1,298,386,054.65  $1,298,386,054.65                                 $1,298,386,054.65
                                                               =================                                 =================


Delinquencies:
Delinquent 30 days            59,683,639.00     52,243,044.00
Delinquent 60 days            19,618,777.00     19,224,444.00
Delinquent 90 + days          33,934,738.00     36,065,283.00
  Total Delinquencies =>     113,237,154.00    107,532,771.00


Number of Accounts:
         Beginning =>          2,429,819.00      2,357,054.00

             Ending =>         2,357,054.00      2,284,416.00



Memo Credit Reporting
  (gross)

Beginning Balances         1,288,650,386.90  1,265,799,071.22                                                     1,276,853,493.36
Net Purchases                177,818,903.31    225,948,984.47     403,767,887.78    $4,271,924.41  $29,901,992.67   369,593,970.70
Finance Charges               18,986,078.75     19,361,327.15      38,347,405.90      $669,023.80   $3,867,771.81    33,810,610.29
Late Fees                      5,819,109.33      4,948,755.84      10,767,865.17      $141,909.75     $991,029.86     9,634,925.56
Recoveries                     1,519,658.52      1,514,168.54       3,033,827.06       $29,567.36     $289,946.86     2,714,312.84
Payments                    (212,242,718.01)  (200,865,120.04)   (413,107,838.05)  ($6,483,797.53)($41,656,447.11) (364,967,593.41)
Employee Discounts            (2,833,451.60)    (6,017,496.15)     (8,850,947.75)      ($8,933.77)   ($583,874.05)   (8,258,139.93)
Possible Charge Off
   Accounts                               -                 -                  -            $0.00           $0.00                -
Charge Off Accounts           (8,504,622.51)    (8,610,795.98)    (17,115,418.49)    ($203,780.95) ($2,406,660.11)  (14,504,977.43)
Bankruptcy, Fraud, Etc.       (3,414,273.47)    (3,692,840.40)     (7,107,113.87)     ($95,455.63)   ($521,110.91)   (6,490,547.33)
                                                                                                                 -----------------
Ending Balance             1,265,799,071.22  1,298,386,054.65                                                    $1,298,386,054.65
                                                                                                                 =================


Memo Credit Reporting
   (net)

Beginning Balances         1,288,650,386.90  1,265,799,071.22                                                     1,276,853,493.36
Net Purchases                177,818,903.31    225,948,984.47     403,767,887.78    $4,271,924.41  $29,901,992.67   369,593,970.70
Finance Charges               18,140,004.30     18,505,450.22      36,645,454.52      $647,626.80   $3,629,512.46    32,368,315.26
Late Fees                      4,552,436.15      3,656,438.70       8,208,874.86      $126,096.35     $617,516.21     7,465,262.30
Recoveries                     1,519,658.52      1,514,168.54       3,033,827.06       $29,567.36     $289,946.86     2,714,312.84
Payments                    (212,242,718.01)  (200,865,120.04)   (413,107,838.05)  ($6,483,797.53)($41,656,447.11) (364,967,593.41)
Employee Discounts            (2,833,451.60)    (6,017,496.15)     (8,850,947.75)      ($8,933.77)   ($583,874.05)   (8,258,139.93)
Possible Charge Off
  Accounts                                -                 -                  -            $0.00           $0.00                -
Charge Off Accounts           (6,391,874.88)    (6,462,601.92)    (12,854,476.80)    ($166,570.55) ($1,794,887.11)  (10,893,019.14)
Bankruptcy, Fraud, Etc.       (3,414,273.47)    (3,692,840.40)     (7,107,113.87)     ($95,455.63)   ($521,110.91)   (6,490,547.33)
                                                                                                                 -----------------
Ending Balance             1,265,799,071.22  1,298,386,054.65                                                    $1,298,386,054.65
                                                                                                                 =================


Defaults                      (9,806,148.35)   (10,155,442.32)    (19,961,590.67)    ($262,026.18) ($2,315,998.02)  (17,383,566.47)

Finance Charge Collections    22,692,440.45     22,161,888.93      44,854,329.38      $773,723.15   $4,247,028.67    39,833,577.56

Recoveries                     1,519,658.52      1,514,168.54       3,033,827.06        29,567.36      289,946.86     2,714,312.84
Less: Costs of Collection        337,602.81        586,199.95         923,802.76                                        923,802.76
                               1,182,055.71        927,968.59       2,110,024.30        29,567.36      289,946.86     1,790,510.08

Dillards
Daily Accounts Receivable Reconciliation
October-02
Calendar


                                                   Center 1                Center 2                Center 3

CMS Balance:
Prior                                         $1,124,252,509.89             ($54,470.86)        $164,397,877.01

Finance Charges - billing                        $16,555,446.50                 $160.24           $2,518,028.41
Credit Life Insurance                                     $0.00                   $0.00               $6,494.84
Property Insurance                                  $214,718.27                   $0.00              $37,425.61
Charge offs - billing                           ($10,781,835.36)             ($5,000.00)         ($1,137,060.62)
Small Balance W/O                                    ($3,107.99)                  $0.00                ($576.53)
                                              -----------------------------------------------------------------
Billed Amounts =>                                 $5,985,221.42              ($4,839.76)          $1,424,311.71
                                              -----------------------------------------------------------------

Purchases                                       $152,083,477.27              $48,290.41          $22,230,508.93
Finance Chgs - posting                              ($76,431.18)                ($64.23)             ($7,280.46)
Credit Life Insurance                                     $0.00                   $0.00                  ($0.87)
Property Insurance                                   ($5,347.83)                  $0.00                ($152.45)
Balance Transfer                                   ($205,077.24)                  $0.00             ($22,262.50)
Credit Balance Refunds                              $460,722.22                  $12.95              $66,115.25
Legal and Agency Fees                                     $0.00                   $0.00                   $0.00
Late Payment Charge                               $5,159,753.03                   $0.00             $659,356.30
NSF Check Charges                                    $74,508.45                   $0.00               $8,375.00
Refinanced Balances                                       $0.00                   $0.00              $35,946.76
                                              -----------------------------------------------------------------
Total Charges =>                                $157,491,604.72              $48,239.13          $22,970,605.96
                                              -----------------------------------------------------------------

Downpayments                                     ($1,818,590.63)             ($2,123.78)           ($230,364.30)
Cash Collections                               ($180,598,292.53)            ($34,823.38)        ($28,075,812.03)
                                              -----------------       -----------------        ----------------
Total Payments =>                              ($182,416,883.16)            ($36,947.16)        ($28,306,176.33)
                                              -----------------       -----------------        ----------------

                                              -----------------       -----------------        ----------------
Net Change for Day                              ($24,925,278.44)             $11,291.97          ($5,335,570.37)
                                              -----------------       -----------------        ----------------

                                              -----------------       -----------------        ----------------
CMS Ending Balance                            $1,105,312,452.87             ($48,018.65)        $160,486,618.35
                                              -----------------       -----------------        ----------------

General Ledger:

Beginning Balance                             $1,705,521,106.12         $178,172,883.90         $221,808,002.93
P & L account                                   $581,230,421.56         $173,201,267.38          $57,409,573.94
                                              -----------------       -----------------        ----------------
Non P & L                                     $1,124,290,684.56           $4,971,616.52         $164,398,428.99
                                              -----------------       -----------------        ----------------

Activity:
Insurance Charged                                         $0.00                   $0.00              $23,322.57
ADJ Late Fees                                      ($515,187.97)                  $0.00             ($79,003.70)
Late Fees Charged                                 $5,674,941.00                   $0.00             $738,360.00
DNB Charges                                     $180,238,900.10         ($25,364,709.35)         $26,074,285.16
DNB Credits                                     ($25,652,728.97)         $23,381,257.43          ($3,812,511.86)
DNB Payments                                    ($62,291,711.70)         $70,947,338.15          ($8,688,012.82)
Mail Payments                                  ($119,546,707.14)        ($70,408,855.41)        ($19,548,650.43)
Service Charges DNB                              $16,706,818.82                 $160.24           $2,518,902.77
Tax on MS Fin Chgs                                   $18,920.08                ($111.70)             $10,703.48
Employee Discounts                               ($2,787,096.28)               ($162.43)            ($46,355.32)
Jounal Entry                                     ($1,157,355.87)          $1,243,896.01            ($126,250.37)
                                              -----------------       -----------------        ----------------
Reqested Total =>                                ($9,311,207.93)           ($201,187.06)         ($2,935,210.52)
                                              -----------------       -----------------        ----------------

Ending Balance                                $1,696,209,898.19         $177,971,696.84         $218,872,792.41
P & L Account                                   $590,863,196.81         $173,178,771.11          $58,386,457.86
                                              -----------------       -----------------        ----------------
Non P & L                                     $1,105,346,701.38           $4,792,925.73         $160,486,334.55
                                              -----------------       -----------------        ----------------

Adjustments:
Opening Diff. Terms Change
  transfers                                               $0.00                   $0.00
Terms change balance
  transfers                                               $0.00                   $0.00
DNB Charges (P&L)                                         $0.00                  $64.00                   $0.00
DNB Credits (P&L)                                         $0.00                   $0.00                   $0.00
DNB PMTs (P&L)                                          $956.00                   $0.00                   $0.00
Mail PMTs (P&L)                                           $0.00                   $0.00                   $0.00
P & L Change for Day less
  write-offs                                              $0.00                   $0.00                   $0.00
P&L Folder                                                                        $0.00
Batch Entries & pmt
  processing                                                                    $987.79
P/R W/E today                                                                     $0.00
Miscellaneous Jes                                                                 $0.00                   $0.00
Mail Pmts Today                                                        ($140,640,195.23)
Mail Pmts Yesterday                                                     $135,500,022.19
Finance chgs - GL today or
  CMS today
Finance chgs - GL yesterday
MTD Adjustments yesterday
                                              -----------------       -----------------        ----------------
Total Adjustments                                       $956.00          ($5,139,121.25)                  $0.00
                                              -----------------       -----------------        ----------------


Adjusted GL                                   $1,105,347,657.38            ($346,195.52)        $160,486,334.55

CMS Report (Posting)                          $1,105,312,452.87             ($48,018.65)        $160,486,618.35
                                              -----------------       -----------------        ----------------

Difference  - Each Day                               $35,204.51            ($298,176.87)               ($283.80)
                                              =================       =================        ================


Additional Information:

Recoveries                                        $1,342,561.34                   $0.00             $177,097.18
                                              =================       =================        ================

Bankruptcies                                      $2,963,349.91                   $0.00             $450,923.56
                                              =================       =================        ================



Trust Reporting

Beg. Balance - 10/01/02                       $1,124,252,509.89             ($54,470.86)        $164,397,877.01
Credit Purchases                                $178,275,730.11         ($23,332,954.07)         $26,174,962.43
Credit Returns                                  ($25,652,728.97)         $23,381,257.43          ($3,812,511.86)
Collections                                    ($182,416,883.16)            ($36,947.16)        ($28,306,176.33)
Finance Chgs & Late Fees                         $21,635,660.36                  $96.01           $3,169,527.72
Charge-offs                                     ($10,781,835.36)             ($5,000.00)         ($1,137,060.62)
Accounts Purchased / Sold
                                              -----------------       -----------------        ----------------
Ending Balance                                $1,105,312,452.87             ($48,018.65)        $160,486,618.35
                                              =================       =================        ================


Delinquencies:
Delinquent 30 days                               $52,554,408.00              $30,566.00           $7,129,231.00
Delinquent 60 days                               $17,691,059.00                  $21.00           $1,927,718.00
Delinquent 90 + days                             $31,253,319.00                 $347.00           $2,681,419.00
                                              -----------------       -----------------        ----------------
     Total Delinquencies =>                     $101,498,786.00              $30,934.00          $11,738,368.00
                                              =================       =================        ================


Number of Accounts:
     Beginning =>                                     2,092,384                      67                 337,435
                                              =================       =================        ================

        Ending =>                                     2,031,598                      66                 325,456
                                              =================       =================        ================



Memo Credit Reporting (gross)

Beginning Balances                            $1,124,252,509.89             ($54,470.86)        $164,397,877.01
Net Purchases                                   $155,410,097.42              $48,465.79          $22,408,805.89
Finance Charges                                  $16,475,907.33                  $96.01           $2,510,171.42
Late Fees                                         $5,159,753.03                   $0.00             $659,356.30
Recoveries                                        $1,342,561.34                   $0.00             $177,097.18
Payments                                       ($183,759,444.50)            ($36,947.16)        ($28,483,273.51)
Employee Discounts                               ($2,787,096.28)               ($162.43)            ($46,355.32)
Possible Charge Off Accounts                              $0.00                   $0.00                   $0.00
Charge Off Accounts                              ($7,818,485.45)             ($5,000.00)           ($686,137.06)
Bankruptcy, Fraud, Etc.                          ($2,963,349.91)                  $0.00            ($450,923.56)
                                              -----------------       -----------------        ----------------
Ending Balance                                $1,105,312,452.87             ($48,018.65)        $160,486,618.35
                                              =================       =================        ================


Memo Credit Reporting (net)

Beginning Balances                            $1,124,252,509.89             ($54,470.86)        $164,397,877.01
Net Purchases                                   $155,410,097.42              $48,465.79          $22,408,805.89
Finance Charges                                  $15,701,877.27                  $96.01           $2,438,127.03
Late Fees                                         $3,946,324.09                   $0.00             $606,112.06
Recoveries                                        $1,342,561.34                   $0.00             $177,097.18
Payments                                       ($183,759,444.50)            ($36,947.16)        ($28,483,273.51)
Employee Discounts                               ($2,787,096.28)               ($162.43)            ($46,355.32)
Possible Charge Off Accounts                              $0.00                   $0.00                   $0.00
Charge Off Accounts                              ($5,831,026.45)             ($5,000.00)           ($560,848.43)
Bankruptcy, Fraud, Etc.                          ($2,963,349.91)                  $0.00            ($450,923.56)
                                              -----------------       -----------------        ----------------
Ending Balance                                $1,105,312,452.87             ($48,018.65)        $160,486,618.35
                                              =================       =================        ================



Defaults                    a                    ($8,794,376.36)             ($5,000.00)         ($1,011,771.99)
                                              =================       =================        ================

Finance Charge Collections  b                    $19,648,201.36                  $96.01           $3,044,239.09
                                              =================       =================        ================

Recoveries                  c                     $1,342,561.34                   $0.00             $177,097.18
Less: Costs of Collection                           $337,602.81
                                              -----------------       -----------------        ----------------
                                                  $1,004,958.53                   $0.00             $177,097.18
                                              =================       =================        ================



                                                                                                                      Oct 2001
                                           Center 4               Totals                            Trust               Trust

CMS Balance:
Prior                                      $262,317.22      $1,288,858,233.26 <=              $1,288,650,386.90

Finance Charges - billing                    $2,417.12         $19,076,052.27                    $19,073,474.91
Credit Life Insurance                           $10.37              $6,505.21                         $6,494.84
Property Insurance                               $2.58            $252,146.46                       $252,143.88
Charge offs - billing                       ($1,383.10)       ($11,925,279.08)                  ($11,918,895.98)
Small Balance W/O                               ($1.40)            ($3,685.92)                       ($3,684.52)
                                        --------------      -----------------                 -----------------
Billed Amounts =>                            $1,045.57          $7,405,738.94                     $7,409,533.13
                                        --------------      -----------------                 -----------------

Purchases                                   $84,333.38        $174,446,609.99                   $174,313,986.20
Finance Chgs - posting                        ($179.49)           ($83,955.36)                      ($83,711.64)
Credit Life Insurance                            $0.00                 ($0.87)                           ($0.87)
Property Insurance                               $0.00             ($5,500.28)                       ($5,500.28)
Balance Transfer                               $160.16           ($227,179.58)                     ($227,339.74)
Credit Balance Refunds                       $1,082.84            $527,933.26                       $526,837.47
Legal and Agency Fees                            $0.00                  $0.00                             $0.00
Late Payment Charge                              $0.00          $5,819,109.33                     $5,819,109.33
NSF Check Charges                               $25.00             $82,908.45                        $82,883.45
Refinanced Balances                        ($35,946.76)                 $0.00                        $35,946.76
                                        --------------      -----------------                 -----------------
Total Charges =>                            $49,475.13        $180,559,924.94                   $180,462,210.68
                                        --------------      -----------------                 -----------------

Downpayments                                ($1,200.54)        ($2,052,279.25)                   ($2,048,954.93)
Cash Collections                           ($67,149.32)      ($208,776,077.26)                 ($208,674,104.56)
                                        --------------      -----------------                 -----------------
Total Payments =>                          ($68,349.86)      ($210,828,356.51)                 ($210,723,059.49)
                                        --------------      -----------------                 -----------------

                                        --------------      -----------------                 -----------------
Net Change for Day                         ($18,874.73)       ($30,268,431.57)                  ($30,260,848.81)
                                        --------------      -----------------                 -----------------

                                        --------------      -----------------                 -----------------
CMS Ending Balance                         $244,488.06      $1,265,995,540.63 <=              $1,265,799,071.22
                                        --------------      -----------------                 -----------------

General Ledger:

Beginning Balance                       $90,535,347.14      $2,196,037,340.09 <=              $1,927,329,109.05
P & L account                           $90,273,028.97        $902,114,291.85 <=                $638,639,995.50
                                        --------------      -----------------
Non P & L                                  $262,318.17      $1,293,923,048.24 <=              $1,288,689,113.55
                                        --------------      -----------------

Activity:
Insurance Charged                               $12.95             $23,335.52                        $23,322.57
ADJ Late Fees                                    $0.00           ($594,191.67)                     ($594,191.67)
Late Fees Charged                                $0.00          $6,413,301.00                     $6,413,301.00
DNB Charges                                $107,724.69        $181,056,200.60                   $206,313,185.26
DNB Credits                                ($22,487.18)        ($6,106,470.58)                  ($29,465,240.83)
DNB Payments                               ($17,190.55)           ($49,576.92)                  ($70,979,724.52)
Mail Payments                              ($50,806.59)      ($209,555,019.57)                 ($139,095,357.57)
Service Charges DNB                          $2,413.36         $19,228,295.19                    $19,225,721.59
Tax on MS Fin Chgs                               $3.76             $29,515.62                        $29,623.56
Employee Discounts                            ($169.74)        ($2,833,783.77)                   ($2,833,451.60)
Jounal Entry                               ($55,320.06)           ($95,030.29)                   ($1,283,606.24)
                                        --------------      -----------------                 -----------------
Reqested Total =>                          ($35,819.36)       ($12,483,424.87)                  ($12,246,418.45)
                                        --------------      -----------------                 -----------------

Ending Balance                          $90,499,527.78      $2,183,553,915.22 <=              $1,915,082,690.60
P & L Account                           $90,255,038.77        $912,683,464.55 <=                $649,249,654.67
                                        --------------      -----------------                 -----------------
Non P & L                                  $244,489.01      $1,270,870,450.67 <=              $1,265,833,035.93
                                        --------------      -----------------                 -----------------

Adjustments:
Opening Diff. Terms Change
  transfers                                                             $0.00                             $0.00
Terms change balance
  transfers                                                             $0.00                             $0.00
DNB Charges (P&L)                                $0.00                 $64.00                             $0.00
DNB Credits (P&L)                                $0.00                  $0.00                             $0.00
DNB PMTs (P&L)                                   $0.00                $956.00                           $956.00
Mail PMTs (P&L)                                  $0.00                  $0.00                             $0.00
P & L Change for Day less
  write-offs                                     $0.00                  $0.00                             $0.00
P&L Folder                                                              $0.00                             $0.00
Batch Entries & pmt
  processing                                                          $987.79                             $0.00
P/R W/E today                                                           $0.00                             $0.00
Miscellaneous Jes                                $0.00                  $0.00                             $0.00
Mail Pmts Today                                              ($140,640,195.23)                            $0.00
Mail Pmts Yesterday                                           $135,500,022.19                             $0.00
Finance chgs - GL today or
  CMS today                                                             $0.00                             $0.00
Finance chgs - GL yesterday                                             $0.00                             $0.00
MTD Adjustments yesterday                                               $0.00                             $0.00
                                        --------------      -----------------                 -----------------
Total Adjustments                                $0.00         ($5,138,165.25)                          $956.00
                                        --------------      -----------------                 -----------------


Adjusted GL                                $244,489.01      $1,265,732,285.42                 $1,265,833,991.93

CMS Report (Posting)                       $244,488.06      $1,265,995,540.63                 $1,265,799,071.22
                                        --------------      -----------------                 -----------------

Difference  - Each Day                           $0.95           ($263,255.21)                       $34,920.71
                                        ==============      =================                 =================


Additional Information:

Recoveries                                  $21,000.98          $1,540,659.50                     $1,519,658.52
                                        ==============      =================                 =================

Bankruptcies                                 $1,627.68          $3,415,901.15                     $3,414,273.47
                                        ==============      =================                 =================



Trust Reporting

Beg. Balance - 10/01/02                    $262,317.22      $1,288,858,233.26                 $1,288,650,386.90
Credit Purchases                            $72,154.75        $181,189,893.22                   $204,450,692.54
Credit Returns                             ($22,487.18)        ($6,106,470.58)                  ($29,465,240.83)
Collections                                ($68,349.86)      ($210,828,356.51)                 ($210,723,059.49)
Finance Chgs & Late Fees                     $2,236.23         $24,807,520.32                    $24,805,188.08
Charge-offs                                 ($1,383.10)       ($11,925,279.08)                  ($11,918,895.98)
Accounts Purchased / Sold
                                        --------------      -----------------                 -----------------
Ending Balance                             $244,488.06      $1,265,995,540.63                 $1,265,799,071.22
                                        ==============      =================                 =================


Delinquencies:
Delinquent 30 days                          $12,647.00         $59,726,852.00                    $59,683,639.00
Delinquent 60 days                          $15,977.00         $19,634,775.00                    $19,618,777.00
Delinquent 90 + days                        $10,106.00         $33,945,191.00                    $33,934,738.00
                                        --------------      -----------------                 -----------------
     Total Delinquencies =>                 $38,730.00        $113,306,818.00                   $113,237,154.00
                                        ==============      =================                 =================


Number of Accounts:
     Beginning =>                                2,779              2,432,665                         2,429,819
                                        ==============      =================                 =================

        Ending =>                                2,899              2,360,019                         2,357,054
                                        ==============      =================                 =================



Memo Credit Reporting (gross)

Beginning Balances                         $262,317.22      $1,288,858,233.26                 $1,288,650,386.90
Net Purchases                               $49,837.31        $177,917,206.41                   $177,818,903.31
Finance Charges                              $2,236.23         $18,988,410.99                    $18,986,078.75
Late Fees                                        $0.00          $5,819,109.33                     $5,819,109.33
Recoveries                                  $21,000.98          $1,540,659.50                     $1,519,658.52
Payments                                   ($89,350.84)      ($212,369,016.01)                 ($212,242,718.01)
Employee Discounts                            ($169.74)        ($2,833,783.77)                   ($2,833,451.60)
Possible Charge Off Accounts                     $0.00                  $0.00                             $0.00
Charge Off Accounts                            $244.58         ($8,509,377.93)                   ($8,504,622.51)
Bankruptcy, Fraud, Etc.                     ($1,627.68)        ($3,415,901.15)                   ($3,414,273.47)
                                        --------------      -----------------                 -----------------
Ending Balance                             $244,488.06      $1,265,995,540.63                 $1,265,799,071.22
                                        ==============      =================                 =================


Memo Credit Reporting (net)

Beginning Balances                         $262,317.22      $1,288,858,233.26                 $1,288,650,386.90
Net Purchases                               $49,837.31        $177,917,206.41                   $177,818,903.31
Finance Charges                              $2,236.23         $18,142,336.54                    $18,140,004.30
Late Fees                                        $0.00          $4,552,436.15                     $4,552,436.15
Recoveries                                  $21,000.98          $1,540,659.50                     $1,519,658.52
Payments                                   ($89,350.84)      ($212,369,016.01)                 ($212,242,718.01)
Employee Discounts                            ($169.74)        ($2,833,783.77)                   ($2,833,451.60)
Possible Charge Off Accounts                     $0.00                  $0.00                             $0.00
Charge Off Accounts                            $244.58         ($6,396,630.30)                   ($6,391,874.88)
Bankruptcy, Fraud, Etc.                     ($1,627.68)        ($3,415,901.15)                   ($3,414,273.47)
                                        --------------      -----------------                 -----------------
Ending Balance                             $244,488.06      $1,265,995,540.63                 $1,265,799,071.22
                                        ==============      =================                 =================



Defaults                    a               ($1,383.10)        ($9,812,531.45)                   ($9,806,148.35)
                                        ==============      =================                 =================

Finance Charge Collections  b                $2,236.23         $22,694,772.69                    $22,692,440.45
                                        ==============      =================                 =================

Recoveries                  c               $21,000.98          $1,540,659.50                     $1,519,658.52
Less: Costs of Collection                                         $337,602.81                       $337,602.81
                                        --------------      -----------------                 -----------------
                                            $21,000.98          $1,203,056.69                     $1,182,055.71
                                        ==============      =================                 =================


                                                                                              $1,288,650,386.90      Beg Above
                                                                                              $1,298,722,654.14      Trust
                                                                                              -----------------
                                                                                                ($10,072,267.24)
                                                                                              =================

                                                                                              $1,265,799,071.22      End Above
                                                                                                 $10,072,267.24      Adj
                                                                                              -----------------
                                                                                              $1,275,871,338.46
                                                                                              =================

Dillards
Daily Accounts Receivable Reconciliation
November-02
Calendar

                                                   Center 1                Center 2                Center 3

CMS Balance:
Prior                                         $1,105,312,452.87             ($48,018.65)        $160,486,618.35

Finance Charges - billing                        $16,893,451.79                   $1.83           $2,546,840.46
Credit Life Insurance                                     $0.00                   $0.00               $7,133.22
Property Insurance                                  $228,496.00                   $0.00              $37,375.78
Charge offs - billing                           ($11,276,731.55)                  $0.00          ($1,026,904.83)
Small Balance W/O                                    ($3,460.12)                  $0.00                ($597.93)
                                              -----------------------------------------------------------------
Billed Amounts =>                                 $5,841,756.12                   $1.83           $1,563,846.70
                                              -----------------------------------------------------------------

Purchases                                       $191,920,150.60              $20,311.39          $27,284,525.57
Finance Chgs - posting                              ($66,977.99)                  $0.00              ($7,929.06)
Credit Life Insurance                                     $0.00                   $0.00                  ($1.81)
Property Insurance                                   ($5,093.32)                  $0.00                ($476.62)
Balance Transfer                                   ($139,228.49)                  $0.00             ($16,953.44)
Credit Balance Refunds                              $450,743.06                 ($93.91)             $68,388.51
Legal and Agency Fees                                     $0.00                   $0.00                   $0.00
Late Payment Charge                               $4,387,640.84                   $0.00             $561,115.00
NSF Check Charges                                    $58,151.00                   $0.00               $6,325.00
Refinanced Balances                                       $0.00                   $0.00              $31,953.26
                                              -----------------------------------------------------------------
Total Charges =>                                $196,605,385.70              $20,217.48          $27,926,946.41
                                              -----------------------------------------------------------------

Downpayments                                     ($2,207,179.57)               ($366.92)           ($234,560.86)
Cash Collections                               ($170,901,492.40)            ($10,494.11)        ($26,007,718.67)
                                              -----------------------------------------------------------------
Total Payments =>                              ($173,108,671.97)            ($10,861.03)        ($26,242,279.53)
                                              -----------------------------------------------------------------

                                              -----------------------------------------------------------------
Net Change for Day                               $23,496,713.73               $9,356.45           $1,684,666.88
                                              -----------------------------------------------------------------

                                              -----------------------------------------------------------------
CMS Ending Balance                            $1,134,650,922.72             ($38,660.37)        $163,735,131.93
                                              -----------------------------------------------------------------

General Ledger:

Beginning Balance                             $1,696,209,898.19         $177,971,696.84         $218,872,792.41
P & L account                                   $590,863,196.81         $173,178,771.11          $58,386,457.86
                                              -----------------------------------------------------------------
Non P & L                                     $1,105,346,701.38           $4,792,925.73         $160,486,334.55
                                              -----------------------------------------------------------------

Activity:
Insurance Charged                                         $0.00                  ($0.00)             $22,466.67
ADJ Late Fees                                      ($506,207.44)                  $0.00             ($74,430.00)
Late Fees Charged                                 $4,893,848.28                   $0.00             $635,545.00
DNB Charges                                     $226,188,654.80         ($27,238,522.63)         $31,372,383.23
DNB Credits                                     ($28,732,394.81)         $24,988,207.28          ($3,981,122.05)
DNB Payments                                    ($65,228,425.38)         $69,936,537.84          ($8,762,921.47)
Mail Payments                                  ($107,166,039.79)        ($67,185,243.64)        ($17,416,510.96)
Service Charges DNB                              $17,064,622.00          ($6,729,795.56)          $2,536,205.43
Tax on MS Fin Chgs                                   $19,501.53                   $0.00              $10,847.04
Employee Discounts                               ($5,918,885.40)                ($95.05)            ($98,610.75)
Jounal Entry                                     ($1,174,765.42)          $1,320,921.91            ($141,107.02)
                                              -----------------------------------------------------------------
Reqested Total =>                                $39,439,908.37          ($4,907,989.85)          $4,102,745.12
                                              -----------------------------------------------------------------

Ending Balance                                $1,735,649,806.56         $173,063,706.99         $222,975,537.53
P & L Account                                   $600,961,355.58         $173,170,349.58          $59,317,422.84
                                              -----------------------------------------------------------------
Non P & L                                     $1,134,688,450.98            ($106,642.59)        $163,658,114.69
                                              -----------------------------------------------------------------

Adjustments:


Opening Diff. Terms Change
  transfers                                               $0.00                   $0.00
Terms change balance
  transfers                                               $0.00                   $0.00                   $0.00
DNB Charges (P&L)                                         $0.00                   $0.00                   $0.00
DNB Credits (P&L)                                         $0.00                   $0.00                   $0.00
DNB PMTs (P&L)                                            $0.00                   $0.00                   $0.00
Mail PMTs (P&L)                                           $0.00                   $0.00                   $0.00
P & L Change for Day less
  write-offs                                              $0.00                   $0.00                   $0.00
P&L Folder                                                                        $0.00
Batch Entries & pmt
  processing                                                                      $0.00
P/R W/E today                                                                     $0.00
Miscellaneous Jes                                                                 $0.00
Mail Pmts Today                                                        ($126,123,879.38)
Mail Pmts Yesterday                                                     $126,116,665.77
Finance chgs - GL today or
  CMS today
Finance chgs - GL yesterday
MTD Adjustments yesterday
                                              ------------------------------------------------------------------
Total Adjustments                                         $0.00              ($7,213.61)                  $0.00
                                              ------------------------------------------------------------------


Adjusted GL                                   $1,134,688,450.98            ($113,856.20)        $163,658,114.69

CMS Report (Posting)                          $1,134,650,922.72             ($38,660.37)        $163,735,131.93
                                              ------------------------------------------------------------------

Difference  - Each Day                               $37,528.26             ($75,195.83)            ($77,017.24)
                                              ==================================================================


Additional Information:

Recoveries                                        $1,325,344.86                   $0.00             $188,823.68
                                              ==================================================================

Bankruptcies                                      $3,233,956.20                   $0.00             $458,884.20
                                              ==================================================================



Trust Reporting

Beg. Balance                                  $1,105,312,452.87             ($48,018.65)        $160,486,618.35
Credit Purchases                                $221,245,613.66         ($24,967,989.80)         $31,399,391.52
Credit Returns                                  ($28,732,394.81)         $24,988,207.28          ($3,981,122.05)
Collections                                    ($173,108,671.97)            ($10,861.03)        ($26,242,279.53)
Finance Chgs & Late Fees                         $21,210,654.52                   $1.83           $3,099,428.47
Charge-offs                                     ($11,276,731.55)                  $0.00          ($1,026,904.83)
Accounts Purchased / Sold
                                              ------------------------------------------------------------------
Ending Balance                                $1,134,650,922.72             ($38,660.37)        $163,735,131.93
                                              ==================================================================


Delinquencies:
Delinquent 30 days                               $46,217,505.00               $1,850.00           $6,025,539.00
Delinquent 60 days                               $17,405,565.00               $7,486.00           $1,818,879.00
Delinquent 90 + days                             $33,130,195.00                 $368.00           $2,935,088.00
                                              -----------------------------------------------------------------
     Total Delinquencies =>                      $96,753,265.00               $9,704.00          $10,779,506.00
                                              =================================================================


Number of Accounts:
     Beginning =>                                     2,031,598                      66                 325,456
                                              =================================================================

        Ending =>                                     1,966,762                      60                 317,654
                                              =================================================================



Memo Credit Reporting (gross)

Beginning Balances                            $1,105,312,452.87             ($48,018.65)        $160,486,618.35
Net Purchases                                   $198,432,104.25              $20,312.53          $27,516,880.22
Finance Charges                                  $16,823,013.68                   $1.83           $2,538,313.47
Late Fees                                         $4,387,640.84                   $0.00             $561,115.00
Recoveries                                        $1,325,344.86                   $0.00             $188,823.68
Payments                                       ($174,434,016.83)            ($10,861.03)        ($26,431,103.21)
Employee Discounts                               ($5,918,885.40)                ($95.05)            ($98,610.75)
Possible Charge Off Accounts                              $0.00                   $0.00                   $0.00
Charge Off Accounts                              ($8,042,775.35)                  $0.00            ($568,020.63)
Bankruptcy, Fraud, Etc.                          ($3,233,956.20)                  $0.00            ($458,884.20)
                                              ------------------------------------------------------------------
Ending Balance                                $1,134,650,922.72             ($38,660.37)        $163,735,131.93
                                              ==================================================================


Memo Credit Reporting (net)

Beginning Balances                            $1,105,312,452.87             ($48,018.65)        $160,486,618.35
Net Purchases                                   $198,432,104.25              $20,312.53          $27,516,880.22
Finance Charges                                  $16,026,778.92                   $1.83           $2,478,671.30
Late Fees                                         $3,139,402.11                   $0.00             $517,036.60
Recoveries                                        $1,325,344.86                   $0.00             $188,823.68
Payments                                       ($174,434,016.83)            ($10,861.03)        ($26,431,103.21)
Employee Discounts                               ($5,918,885.40)                ($95.05)            ($98,610.75)
Possible Charge Off Accounts                              $0.00                   $0.00                   $0.00
Charge Off Accounts                              ($5,998,301.86)                  $0.00            ($464,300.06)
Bankruptcy, Fraud, Etc.                          ($3,233,956.20)                  $0.00            ($458,884.20)
                                              ------------------------------------------------------------------
Ending Balance                                $1,134,650,922.72             ($38,660.37)         $163,735,131.93
                                              ==================================================================



Defaults                    a                    ($9,232,258.06)                  $0.00            ($923,184.26)
                                              ==================================================================

Finance Charge Collections  b                    $19,166,181.03                   $1.83           $2,995,707.90
                                              ==================================================================

Recoveries                  c                     $1,325,344.86                   $0.00             $188,823.68
Less: Costs of Collection                           $586,199.95
                                              ------------------------------------------------------------------
                                                    $739,144.91                   $0.00             $188,823.68
                                              ==================================================================

                                                                                                               November 2002
                                           Center 4              Totals                  Trust                     Trust

CMS Balance:
Prior                                      $244,488.06     $1,265,995,540.63 <=    $1,265,799,071.22

Finance Charges - billing                    $1,998.74        $19,442,292.82          $19,440,292.25
Credit Life Insurance                            $1.00             $7,134.22               $7,133.22
Property Insurance                               $2.10           $265,873.88             $265,871.78
Charge offs - billing                       ($5,163.18)      ($12,308,799.56)        ($12,303,636.38)
Small Balance W/O                              ($10.05)           ($4,068.10)             ($4,058.05)
                                        ------------------------------------       -----------------
Billed Amounts =>                           ($3,171.39)        $7,402,433.26           $7,405,602.82
                                        ------------------------------------       -----------------

Purchases                                   $43,989.52       $219,268,977.08         $219,204,676.17
Finance Chgs - posting                        ($401.94)          ($75,308.99)            ($74,907.05)
Credit Life Insurance                           ($0.28)               ($2.09)                 ($1.81)
Property Insurance                               $0.00            ($5,569.94)             ($5,569.94)
Balance Transfer                                $79.91          ($156,102.02)           ($156,181.93)
Credit Balance Refunds                         $593.91           $519,631.57             $519,131.57
Legal and Agency Fees                            $0.00                 $0.00                   $0.00
Late Payment Charge                              $0.00         $4,948,755.84           $4,948,755.84
NSF Check Charges                                $0.00            $64,476.00              $64,476.00
Refinanced Balances                        ($31,953.26)                $0.00              $31,953.26
                                        ------------------------------------       -----------------
Total Charges =>                            $12,307.86       $224,564,857.45         $224,532,332.11
                                        ------------------------------------       -----------------

Downpayments                                ($1,169.90)       ($2,443,277.25)         ($2,441,740.43)
Cash Collections                           ($59,962.90)     ($196,979,668.08)       ($196,909,211.07)
                                        ------------------------------------       -----------------
Total Payments =>                          ($61,132.80)     ($199,422,945.33)       ($199,350,951.50)
                                        ------------------------------------       -----------------

                                        ------------------------------------       -----------------
Net Change for Day                         ($48,824.94)       $25,141,912.12          $25,181,380.61
                                        ------------------------------------       -----------------

                                        ------------------------------------       -----------------
CMS Ending Balance                         $192,491.73     $1,298,539,886.01 <=    $1,298,386,054.65
                                        ------------------------------------       -----------------

General Ledger:

Beginning Balance                       $90,499,527.78     $2,183,553,915.22 <=    $1,915,082,690.60
P & L account                           $90,255,038.77       $912,683,464.55 <=      $649,249,654.67
                                        ------------------------------------
Non P & L                                  $244,489.01     $1,270,870,450.67 <=    $1,265,833,035.93
                                        ------------------------------------

Activity:
Insurance Charged                                $3.38            $22,470.05              $22,466.67
ADJ Late Fees                                    $0.00          ($580,637.44)           ($580,637.44)
Late Fees Charged                                $0.00         $5,529,393.28           $5,529,393.28
DNB Charges                                 $56,541.63       $230,379,057.03         $257,561,038.03
DNB Credits                                ($12,589.53)       ($7,737,899.11)        ($32,713,516.86)
DNB Payments                               ($17,115.92)       ($4,071,924.93)        ($73,991,346.85)
Mail Payments                              ($43,704.34)     ($191,811,498.73)       ($124,582,550.75)
Service Charges DNB                          $1,994.84        $12,873,026.71          $19,600,827.43
Tax on MS Fin Chgs                               $3.90            $30,352.47              $30,348.57
Employee Discounts                             ($64.00)       ($6,017,655.20)         ($6,017,496.15)
Jounal Entry                               ($54,158.11)          ($49,108.64)         ($1,315,872.44)
                                        ------------------------------------       -----------------
Reqested Total =>                          ($69,088.15)       $38,565,575.49          $43,542,653.49
                                        ------------------------------------       -----------------

Ending Balance                          $90,430,439.63     $2,222,119,490.71 <=    $1,958,625,344.09
P & L Account                           $90,237,947.10       $923,687,075.10 <=      $660,278,778.42
                                        ------------------------------------       -----------------
Non P & L                                  $192,492.53     $1,298,432,415.61 <=    $1,298,346,565.67
                                        ------------------------------------       -----------------

Adjustments:


Opening Diff. Terms Change
  transfers                                                            $0.00                   $0.00
Terms change balance
  transfers                                      $0.00                 $0.00                   $0.00
DNB Charges (P&L)                                $0.00                 $0.00                   $0.00
DNB Credits (P&L)                                $0.00                 $0.00                   $0.00
DNB PMTs (P&L)                                   $0.00                 $0.00                   $0.00
Mail PMTs (P&L)                                  $0.00                 $0.00                   $0.00
P & L Change for Day less
  write-offs                                     $0.00                 $0.00                   $0.00
P&L Folder                                                             $0.00                   $0.00
Batch Entries & pmt
  processing                                                           $0.00                   $0.00
P/R W/E today                                                          $0.00                   $0.00
Miscellaneous Jes                                                      $0.00                   $0.00
Mail Pmts Today                                             ($126,123,879.38)                  $0.00
Mail Pmts Yesterday                                          $126,116,665.77                   $0.00
Finance chgs - GL today or
  CMS today                                                            $0.00                   $0.00
Finance chgs - GL yesterday                                            $0.00                   $0.00
MTD Adjustments yesterday                                              $0.00                   $0.00
                                        ------------------------------------       -----------------
Total Adjustments                                $0.00            ($7,213.61)                  $0.00
                                        ------------------------------------       -----------------


Adjusted GL                                $192,492.53     $1,298,425,202.00       $1,298,346,565.67

CMS Report (Posting)                       $192,491.73     $1,298,539,886.01       $1,298,386,054.65
                                        ------------------------------------       -----------------

Difference  - Each Day                           $0.80          ($114,684.01)            ($39,488.98)
                                        ====================================       =================


Additional Information:

Recoveries                                  $23,394.62         $1,537,563.16           $1,514,168.54
                                        ====================================       =================

Bankruptcies                                 $5,268.99         $3,698,109.39           $3,692,840.40
                                        ====================================       =================



Trust Reporting                                                                                         Trust Reporting

Beg. Balance                               $244,488.06     $1,265,995,540.63       $1,265,799,071.22    Beg. Balance - 10/31/2002
Credit Purchases                            $25,302.43       $227,702,317.81         $252,645,005.18    Credit Purchases
Credit Returns                             ($12,589.53)       ($7,737,899.11)        ($32,713,516.86)   Credit Returns
Collections                                ($61,132.80)     ($199,422,945.33)       ($199,350,951.50)   Collections
Finance Chgs & Late Fees                     $1,586.75        $24,311,671.57          $24,310,082.99    Finance Chgs & Late Fees
Charge-offs                                 ($5,163.18)      ($12,308,799.56)        ($12,303,636.38)   Charge-offs
Accounts Purchased / Sold                                                                               Accounts Purchased / Sold
                                        ------------------------------------       -----------------
Ending Balance                             $192,491.73     $1,298,539,886.01       $1,298,386,054.65    Ending Balance - 11/30/2002
                                        ====================================       =================


Delinquencies:
Delinquent 30 days                          $16,387.00        $52,261,281.00          $52,243,044.00
Delinquent 60 days                          $12,257.00        $19,244,187.00          $19,224,444.00
Delinquent 90 + days                        $17,753.00        $36,083,404.00          $36,065,283.00
                                        ------------------------------------       -----------------
     Total Delinquencies =>                 $46,397.00       $107,588,872.00         $107,532,771.00
                                        ====================================       =================


Number of Accounts:
     Beginning =>                                2,899             2,360,019               2,357,054
                                        ====================================       =================

        Ending =>                                2,696             2,287,172               2,284,416
                                        ====================================       =================



Memo Credit Reporting (gross)


Beginning Balances                         $244,488.06     $1,265,995,540.63       $1,265,799,071.22
Net Purchases                               $12,776.90       $225,982,073.90         $225,948,984.47
Finance Charges                              $1,586.75        $19,362,915.73          $19,361,327.15
Late Fees                                        $0.00         $4,948,755.84           $4,948,755.84
Recoveries                                  $23,394.62         $1,537,563.16           $1,514,168.54
Payments                                   ($84,527.42)     ($200,960,508.49)       ($200,865,120.04)
Employee Discounts                             ($64.00)       ($6,017,655.20)         ($6,017,496.15)
Possible Charge Off Accounts                     $0.00                 $0.00                   $0.00
Charge Off Accounts                            $105.81        ($8,610,690.17)         ($8,610,795.98)
Bankruptcy, Fraud, Etc.                     ($5,268.99)       ($3,698,109.39)         ($3,692,840.40)
                                        ------------------------------------       -----------------
Ending Balance                             $192,491.73     $1,298,539,886.01       $1,298,386,054.65
                                        ====================================       =================


Memo Credit Reporting (net)

Beginning Balances                         $244,488.06     $1,265,995,540.63       $1,265,799,071.22
Net Purchases                               $12,776.90       $225,982,073.90         $225,948,984.47
Finance Charges                              $1,586.75        $18,507,038.80          $18,505,450.22
Late Fees                                        $0.00         $3,656,438.70           $3,656,438.70
Recoveries                                  $23,394.62         $1,537,563.16           $1,514,168.54
Payments                                   ($84,527.42)     ($200,960,508.49)       ($200,865,120.04)
Employee Discounts                             ($64.00)       ($6,017,655.20)         ($6,017,496.15)
Possible Charge Off Accounts                     $0.00                 $0.00                   $0.00
Charge Off Accounts                            $105.81        ($6,462,496.11)         ($6,462,601.92)
Bankruptcy, Fraud, Etc.                     ($5,268.99)       ($3,698,109.39)         ($3,692,840.40)
                                        ------------------------------------       -----------------
Ending Balance                             $192,491.73     $1,298,539,886.01       $1,298,386,054.65
                                        ====================================       =================



Defaults                    a               ($5,163.18)      ($10,160,605.50)        ($10,155,442.32)
                                        ====================================       =================

Finance Charge Collections  b                $1,586.75        $22,163,477.51          $22,161,888.93
                                        ====================================       =================

Recoveries                  c               $23,394.62         $1,537,563.16           $1,514,168.54
Less: Costs of Collection                                        $586,199.95             $586,199.95
                                        ------------------------------------       -----------------
                                            $23,394.62           $951,363.21             $927,968.59
                                        ====================================       =================